                                                                               .
                                                                               .
                                                                               .
[MARTIN CURRIE LOGO]          INSIGHT

                                                                 31 October 2003

THE CHINA FUND, INC. (CHN)                                   [ASIAN DIRECT LOGO]

IN BRIEF

Net asset value per share*            US$26.93
Market price*                         US$34.74
Premium/discount*                         29.0%
Fund size*                           US$271.28

At 31 October 2003

                       China Fund   MSCI Golden
                       NAV          Dragon
One month return*      10.4%         7.3%
One year return*       83.1%        41.6%

*Source: State Street Corporation/Martin Currie Inc

MANAGER'S COMMENTARY

While Lieutenant-Colonel Yang circled the planet in Shenzhou V, launching China into the space age, your manager returned to 1985. That is to say, we visited Luoyang in Henan province, a city which acted as capital to 13 different dynasties, albeit none of the longer lasting ones. Employment in Luoyang is dominated by four enormous state-owned corporations - Luoyang Glass, FIRST TRACTOR, Luoyang Bearing and Luoyang Copper. This gives the city an archaic air, from its small, unreconstructed airport to the two large statues of Mao Zedong in the city centre, one with his hat on, and one with it off. But even here, changes are afoot. Productivity at First Tractor's Ricardo engine plant has jumped by 150% since performance incentives were introduced. The company is looking to stop production of its unprofitable small tractors to concentrate on the larger models, which should benefit from demand arising from the recent Rural Land Contract Law. This law guarantees 30-year land use rights to farmers and should eventually result in larger scale farms. A new line for bright yellow excavators and other construction machinery has been installed in an old factory. Its earlier use is indicated by the large T-59 tank standing as memorial in the front yard. This must be about as close to beating swords into ploughshares as you can get in the modern world.

In other company visits during the month we found a number of state-owned companies considering management buy-outs. The regulations governing this are unclear, but seem easier to achieve at a local level, rather than when central approval is required. At another of your Fund's SOE holdings, SINOTRANS, the management is instituting a "virtual option" scheme, which rewards management based on share price performance. Regular readers will know that your managers regard staff ownership, or participation in profits, as a key criterion in selecting stocks for this portfolio. So we are excited by these developments, which are likely to make Chinese company managements more attuned to the requirements of minority investors.

International pressure continues to mount on China to revalue the currency. The authorities are now seeking all ways short of actual revaluation to relieve this pressure, including a cut in VAT rebates to exporters, of 3% on average. We believe that the government will eventually realise that it has little to fear from a limited revaluation against the US dollar. That is partly because of the competitiveness of China's export sector, but also because most of the Asian currencies would probably rise along with the RMB. Currency appreciation might also help to address concerns about the economy overheating.

INVESTMENT STRATEGY

Your Fund is 96.9% invested with holdings in 53 companies. Our changes to the portfolio in October were largely confined to taking losses on our less successful investments. This was with the aim of offsetting the Fund's substantial crystallised gains ahead of the financial year-end.

Something about performance ... During the month your Fund benefited from strong performances of two rather unloved private sector companies. The TV and cell phone maker TCL and the vegetable grower CHAODA both did well as they posted good results. The Fund's representative 'H' shares, including ANHUI CONCH and YANZHOU COAL, also gained as a result of investor exuberance for this sector. The outlook for Fund flow into the region remains strong. So we will keep your Fund fully invested, but rotate into shares which have lagged and offer lower risk/returns.

In co-operation with UBS, Martin Currie will be hosting a conference on China, on December 8 2003 in New York and on December 9 2003 in Boston. If you would like to come, please contact Ann Andrew on aandrew@martincurrie.com.

                                                 Chris Ruffle, Martin Currie Inc

DIRECT INVESTMENT MANAGER'S COMMENTARY
On October 31st, 2003, the Fund sold its entire holding in A-S CHINA
PLUMBING following the company's recent IPO on the GEM market in Hong Kong. The sale was at HK$1.43 per share and generated net proceeds of US$1.1 million. Following this disposal, all the legacy investments inherited from the Fund's previous Direct Investment Manager have been exited.

The strong performance of the PRC economy coupled with continuing macro-economic and regulatory return is developing a more market-oriented economy with increasingly important role for private companies. Our new deal origination activity focuses on established private companies requiring expansion finance for a proven business model. Such companies can generate profit rapidly from incremental investment and are in a position to IPO rapidly. The IPO market is becoming an effective exit market for private investment as it responds to investor interest and on-going regulatory reform. The Fund's investments in TOMOIKE and CAPTIVE FINANCE continue to perform above forecast and we are exploring opportunities to realize value for the Fund's investors.

                                KOH Kuek Chiang, Asian Direct Capital Management

FUND DETAILS*

Market cap                              $368.17m
Shares outstanding             10,073,173 shares
Exchange listed                             NYSE
Listing date                       July 10, 1992
Investment manager             Martin Currie Inc
Direct investment manager   Asian Direct Capital
                                      Management

SECTOR ALLOCATION*

                           % of         MSCI Golden
                           net assets   Dragon %
Information technology     19.3         22.1
Industrials                19.3         14.0
Consumer discretionary     15.1          7.2
Materials                   9.1          6.1
Utilities                   7.4          8.4
Consumer staples            7.4          0.7
Telecommunications          6.8          8.0
Financials                  6.6         29.2
Energy                      3.7          4.2
Health care                 2.2          0.1
Cash                        3.1            -

TOTAL                     100.0        100.0

ASSET ALLOCATION*
[PIE CHART]

Hong Kong          50.8%
Taiwan             28.9%
New York           12.3%
Direct              2.0%
B shares            1.9%
Singapore           1.0%
Cash                3.1%

PERFORMANCE* (IN US$ TERMS)

                            NAV      Market price
                              %           %
One month                   10.4         32.1
Calendar year to date       70.7        152.7
3 years **                  30.7         58.5

Past performance is not a guide to future returns.

DIRECT INVESTMENTS* (2.0%)

Captive Finance                     Financials                               1.1%
Tomoike Industrial (H K) Ltd        Industrials                              0.9%



15 LARGEST LISTED INVESTMENTS* (51.0%)

Sohu Com Inc                         Information technology                        9.1
TCL International                    Consumer discretionary                        4.4
Chaoda Modern Agriculture            Consumer staples                              3.8
Yanzhou Coal Mining                  Energy                                        3.7
Sinotrans Limited                    Industrials                                   3.7
Chinadotcom Corporation              Information technology                        3.3
Anhui Conch Cement                   Materials                                     3.3
Fountain Set Holdings                Materials                                     3.3
Xinao Gas Holdings                   Utilities                                     2.8
Shenzhen Expressway                  Utilities                                     2.6
BYD Co                               Industrials                                   2.4
Cathay Financial Holdings            Financials                                    2.4
Anhui Expressway                     Utilities                                     2.1
Comba Telecom                        Telecommunications                            2.1
Brilliance China                     Consumer discretionary                        2.0


FUND PERFORMANCE

                                      One         Three    Year       One      Three**    Five**   Since#**
                                      month       months   to date    year     years      years    launch
THE CHINA FUND, INC.                  10.4        12.4     70.7       83.1     30.7       21.0     7.9
MSCI Golden Dragon                     7.3        21.2     44.8       41.6     -0.4        2.0       -
Hang Seng Chinese Enterprise Index   -11.4        -5.4     44.4       57.0     17.1        9.3       -

*Source: State Street Corporation/Martin Currie Inc. #The Fund was launched on July 10, 1992. ** Annualised return

PERFORMANCE IN PERSPECTIVE

[LINE GRAPH]

THE CHINA FUND INC. PREMIUM/DISCOUNT+

[LINE GRAPH]

DIVIDEND HISTORY CHART*

[BAR CHART]

                   1992     1993      1994        1995       1996         1997      1998       1999     2000      2001       2002
                   ----     ----      ----        ----       ----         ----      ----       ----     ----      ----       ----
Income           0.04340  0.08530   0.00930     0.09100     0.08340     0.50030   0.07800    0.01110  0.00000   0.13205    0.06397

Long term
capital gain     0.00000  0.03780   0.24120     0.00000     0.00000     0.00000   0.00000    0.00000  0.00000   0.00000    0.00069

Short term
capital gain     0.01160  0.78720   0.35940     0.00000     0.00000     0.00000   0.00000    0.00000  0.00000   0.00000    0.14971

Past performance is not a guide to future returns.

All charts as of 31 October 2003. *Source: State Street Corporation.+ Source:
Martin Currie Inc.

THE PORTFOLIO - IN FULL                                       AT 31 OCTOBER 2003

Sector                               Company (BBG ticker)   Price              Holding            Value $        % of portfolio
------                               --------------------   -----              -------            -------        --------------
HONG KONG 50.8%
TCL International Holdings Ltd            1070 HK           HK$2.93           32,318,000         11,961,154           4.4%
Chaoda Modern Agriculture
 (Holdings) Ltd                            682 HK           HK$1.97           41,038,000         10,407,423           3.8%
Yanzhou Coal Mining Co.                   1171 HK           HK$5.70           13,786,000         10,115,886           3.7%
Sinotrans Limited-H                        598 HK           HK$3.85           20,065,000         10,009,253           3.7%
Anhui Conch Cement                         914 HK           HK$8.85            7,726,000          8,901,609           3.3%
Fountain Set (Holdings) Ltd                420 HK           HK$5.40           12,750,000          8,863,285           3.3%
Xinao Gas Holdings Ltd                    2688 HK           HK$4.18           13,976,000          7,466,581           2.8%
Shenzhen Expressway Co., Ltd               548 HK           HK$2.50           21,494,000          6,986,657           2.6%
BYD Co                                    1211 HK           HK$20.3            2,525,000          6,582,293           2.4%
Anhui Expressway Co., Ltd                  995 HK           HK$2.50           17,778,000          5,721,550           2.1%
Comba Telecom Systems Consulting
 Holdings                                  2342HK           HK$3.30           13,174,000          5,596,576           2.1%
Brilliance China Automotive
 Holdings, Ltd                            1114 HK           HK$3.25           12,882,000          5,431,070           2.0%
TPV Technology, Ltd                        903 HK           HK$4.08            9,968,000          5,229,094           1.9%
Proview Intl Holdings Ltd                  334 HK           HK$2.15           17,644,000          4,826,661           1.8%
China Telecom Corporation Ltd.             728 HK           HK$2.58           14,000,000          4,640,834           1.7%
China Fire Safety                         8201 HK           HK$0.64           53,565,000          4,413,182           1.6%
Tack Fat Group International Ltd           928 HK           HK$0.83           37,296,000          3,985,026           1.5%
Golden Meditech Co Ltd                    8180 HK           HK$1.96           13,950,000          3,501,866           1.3%
Jingwei Textile Machinery Co., Ltd         350 HK           HK$3.08            7,436,000          2,943,576           1.1%
Beijing Capital International
 Airport Co., Ltd                          694 HK           HK$2.88            7,520,000          2,783,213           1.0%
Natural Beauty Bio-Technology Ltd          157 HK           HK$0.60           32,780,000          2,531,926           0.9%
Sino Golf Holdings Ltd                     361 HK           HK$1.51           10,953,000          2,129,123           0.8%
Ocean Grand Chemicals Holdings Ltd.       2882 HK           HK$1.29            9,861,000          1,637,576           0.6%
Mainland Headwear Holdings                1100 HK           HK$2.60            1,626,000            544,233           0.2%
Arcontech, Corp                           8097 HK           HK$0.17           18,386,000            409,472           0.2%

TAIWAN 28.9%

Cathay Financial Holding Co., Ltd         2882 TT           NT$56.0            3,862,000          6,374,064           2.4%
China Metal Products                      1532 TT           NT$32.9            5,473,408          5,307,254           2.0%
Merry Electronics                         2439 TT           NT$55.0            3,254,208          5,275,020           1.9%
Chunghwa Telecom Co., Ltd                 2412 TT           NT$53.5            3,055,000          4,817,050           1.8%
Vanguard International
 Semiconductor Corp.                      5347 TT           NT$11.6           14,000,000          4,765,694           1.8%
Chicony Electronics Co., Ltd              2385 TT           NT$63.0            2,500,960          4,643,692           1.7%
Synnex Technologies International,
 Corp                                     2347 TT           NT$50.0            2,950,640          4,348,129           1.6%
Taiwan Green Point Enterprises Co.,
 Ltd                                      3007 TT           NT$77.5            1,831,200          4,182,670           1.5%
Fubon Financial Holdings                  2881 TT           NT$35.8            3,953,952          4,171,868           1.5%
Polaris Securities Co., Ltd               6011 TT           NT$16.9            8,359,377          4,163,674           1.5%
China Motor Co                            2204 TT           NT$64.5            2,140,000          4,068,081           1.5%
Wintek Corp.                              2384 TT           NT$24.7            5,040,000          3,668,966           1.4%
Cheng Shin Rubber                         2105 TT           NT$47.5            2,516,400          3,522,812           1.3%
Ability Enterprise Corp                   2374 TT           NT$31.8            3,714,840          3,481,636           1.3%
Data Systems Consulting Co                2477 TT           NT$26.4            3,968,339          3,087,655           1.1%
Taiwan Hon Chuan Enterprise               9939 TT           NT$44.2            2,345,520          3,055,467           1.1%
Soft-World International Corp.            5478 TT            NT$117              790,000          2,724,138           1.0%
Altek Corp                                3059 TT           NT$64.5            1,430,000          2,718,391           1.0%
Tainan Enterprises                        1473 TT           NT$45.3            1,546,000          2,064,067           0.8%
Taiwan FamilyMart                         5903 TT           NT$43.8            1,478,520          1,908,611           0.7%

B SHARES 1.9%
China International Marine
 Containers Co., Ltd.                   200039 CH           HK$13.3            2,442,747          4,188,644           1.5%
Luthai Textile Co., Ltd                 200726 CH           HK$5.63            1,237,886            897,181           0.3%
Shanghai Friendship Group Co., Inc      900923 CH           US$0.77              300,000            232,200           0.1%

NEW YORK 12.3%
Sohu.com Inc                              Sohu US           US$35.7              711,586         24,549,717           9.0%
Chinadotcom, Corp                        China US           US$9.63              973,654          8,947,880           3.3%

SINGAPORE 1.0%
People's Food Holding                      PFH SP            S$1.11            4,400,000          2,807,139           1.0%

DIRECT 2.0%
Captive Finance Ltd                                                            2,000,000          3,045,000           1.1%
Tomoike Industrial (H.K.) Ltd                                                    825,000          2,361,530           0.9%

CASH 3.1%

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, "China companies" are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund's assets as set out in the Fund's prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People's Republic of China.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

IMPORTANT INFORMATION: This newsletter is issued by Martin Currie Inc, Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. Martin Currie Inc is regulated by the FSA and registered with the Securities Exchange Commission as an investment adviser. Information herein is believed to be reliable but has not been verified by Martin Currie Inc. Martin Currie Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. This newsletter does not constitute an offer of shares. Martin Currie Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies, or financial instruments referred to herein. Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the Financial Services Authority for the protection of investors nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA's Conduct of Business Sourcebook of the United Kingdom. Please remember that past performance is not necessarily a guide to the future. Market and currency movements may cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.